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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 ONSALE, INC.
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid: $_____

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[X]  Fee paid previously with preliminary materials.
     Onsale paid a fee of $43,291 in connection with the filing of preliminary proxy materials on August 10, 1999.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:


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               ADDITIONAL MATERIALS FILED PURSUANT TO RULE 14a-6
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Egghead.com, Inc. intends to activate a web site related to the proposed merger of Egghead with Onsale, Inc. Accordingly, Onsale is filing the following description of this web site pursuant to Rule 14a-6 under the Securities Exchange Act, as amended. Egghead intends to release this web site to its shareholders beginning on or after October 4, 1999.

DESCRIPTION OF WEB SITE:

1. A blue banner spans the top and left border of each page. The upper left corner contains the text: "egghead.com merger news." The upper right corner contains the text: "Merger with Onsale, Inc." The left border of the page contains several buttons which link directly to portions of Egghead's proxy statement. The bottom of each page contains navigational links to the previous and next pages, as applicable, and to the top of that page.

2. The home page of the web site contains a copy of the letter from George Orban, the Chief Executive Officer of Egghead, to Egghead's shareholders that was previously mailed to Egghead's shareholders together with Egghead's proxy statement related to the merger.

3. The second page of the web site contains a copy of the notice of special meeting of shareholders from Brian Bender, the Chief Financial Officer of Egghead, to Egghead's shareholders that was previously mailed to Egghead's shareholders together with Egghead's proxy statement related to the merger.

4. The remaining pages of the web site contain the body of the proxy statement that was previously first mailed to Egghead's shareholders on September 24, 1999. Each line item in the table of contents contains a hyper-link to the corresponding section of the proxy statement. Certain page references and defined terms within the document also contain hyper-links to the corresponding pages or definitions.

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